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                                    FORM 8-K
                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   TRANSITION REPORT PURSUANT TO SECTION 13 OR
                  15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                      UNIVERSAL HEALTH REALTY INCOME TRUST
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             (Exact name of registrant as specified in its charter)

         MARYLAND                        1-9321                  23-6858580
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(State or other jurisdiction of       (Commission             (I.R.S. Employer
Incorporation or Organization)        file number)          Identification No.)

                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                      KING OF PRUSSIA, PENNSYLVANIA   19406
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               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code (610) 265-0688



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On June 18, 2002, Universal Health Realty Income Trust (the "Trust") informed its independent accountants, Arthur Andersen LLP ("Andersen"), that they would be dismissed effective as of June 18, 2002.

         The reports of Andersen on the Trust's financial statements for the years ended December 31, 2001 and 2000, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During its audits for the fiscal year ended December 31, 2001 and 2000, and for the subsequent interim period through the date of this Form 8-K, (i) there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of such disagreements in their reports, and (ii) there have been no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

         The Trust's Board of Trustees, upon the recommendation of the Audit Committee, authorized the dismissal of Andersen and appointment of KPMG LLP. The Trust has retained KPMG LLP as its independent accountants, effective June 18, 2002.

Pursuant to Item 304 (a) (3) of Regulation S-K, the Trust has requested Andersen to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as an Exhibit to this Form 8-K.

         During the Trust's two most recent fiscal years, and for the subsequent interim period through the date of this Form 8-K, neither the Trust nor anyone acting on behalf of the Trust consulted with KPMG LLP regarding any of the items described in Item 304 (a) (2) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit
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16.1     Letter from Andersen to the Securities and Exchange Commission dated
         June 18, 2002.

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                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      Universal Health Realty Income Trust

Date:  June 18, 2002                     By: /s/ Kirk E. Gorman
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                                             Kirk E. Gorman
                                             President, Chief Financial Officer,
                                             Secretary and Trustee